THE BONTON NUMBER SHARES B 3787 THE BON-TON STORES, INC. INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA COMMON STOCK SEE REVERSE FOB CERTAIN DEFINITIONS CUSIP 09776J 10 1 THIS CERTIFIES that SPECIMEN is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.01 PAR VALUE, OF THE BONTON STORES, INC. transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Corporation’s Articles of Incorporation and any amendments thereof, to all the provisions of which the holder hereof by acceptance of this certificate assents. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers. COUNTERSIGNED AND REGISTERED. AMERICAN STOCK TRANSFER & TRUST COMPANY TRANSFER AGENT AND REGISTRAR Dated: AUTHORIZED SIGNATURE THE BON-TON STORES, INC. 1929 CORPORATE SEAL PENNSYLVANIA CHIEF FINANCIAL OFFICER EXECUTIVE CHAIRMAN OF THE BOARD

THE BON-TON STORES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO ANY SHAREHOLDER WHO SO REQUESTS A FULL STATEMENT OF THE AUTHORIZED CAPITAL STOCK AND OF ALL DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF THE CAPITAL STOCK AUTHORIZED TO BE ISSUED SO FAR AS THEY HAVE BEEN FIXED AND DETERMINED, AND OF THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE DESIGNATIONS, VOTING RIGHTS, PREFERENCES, LIMITATIONS AND SPECIAL RIGHTS OF THE CLASSES AND SERIES OF SHARES OF THE CORPORATION.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

JT TEN	—	as joint tenants with right of	UNIF GIFT MIN ACT —	Custodian
		survivorship and not as tenants		(Cust) (Minor)
		in common		under Uniform Gifts to Minors
TEN COM	—	as tenants in common		Act
TEN ENT	—	husband and wife as tenants by the entireties		(State)
Additional abbreviations may also be used though not in the above list.
For value received,                                                                                                       hereby sell, assign and transfer unto
   PLEASE INSERT SOCIAL SECURITY OR OTHER
TAXPAYER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

                                                                                                                                                 shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                        Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR. WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO SEC. RULE l7Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.